SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                ____________

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                             January 29, 2003
______________________________________________________________________________
             Date of report (Date of earliest event reported)


                        Willow Grove Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


     Pennsylvania                    000-49706                   80-0034942
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



Welsh and Norristown Roads, Maple Glen, Pennsylvania                19002
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


                               (215) 646-5405
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events and Required FD Disclosure
          _______________________________________


     The Company's press release, dated January 29, 2003, announcing second quarter results and an increased cash dividend is attached to this Current Report on Form 8-K as Exhibit 99.1.
This press release is incorporated in this Item 5 by reference to
Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          __________________________________________________________________


     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits
          See Exhibit Index






















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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WILLOW GROVE BANCORP, INC.



Date: January 29, 2003        By:   /s/ Frederick A. Marcell Jr.
                                    ----------------------------------------
                                    Frederick A. Marcell Jr.
                                    President and Chief Executive Officer

























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                              EXHIBIT INDEX




Exhibit Number              Description
______________              ___________

99.1                        Press Release dated January 29, 2003